------------------------------
                                                          OMB APPROVAL
                                                  ------------------------------
                                                  OMB Number:         3235-0060


                                                  Expires:       April 30, 2009
                                                  Estimated   average    burden
                                                  hours per response.......38.0
                                                  ------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)           June 18, 2008
                                                --------------------------------

                                 MathStar, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                        000-51560             41-1881957
--------------------------------------------------------------------------------
    (State or other jurisdiction         (Commission          (IRS Employer
          of incorporation)              File Number)        Identification No.)

 19075 N.W. Tanasbourne Drive, Suite 200                       97124
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code          (503) 726-5500
                                                   -----------------------------

--------------------------------------------------------------------------------
                (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 8 - Other Events

Item 8.01 Other Events.


On June 18, 2008, MathStar, Inc. issued a press release announcing that it has scheduled a conference call to report on the status of its business activities. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                  Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being filed with this Current Report on Form 8-K:

99.1     A copy of the press release issued by MathStar, Inc. on June 18, 2008.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MathStar, Inc.


Date:  June 18, 2008.
                                          By /s/ Douglas M. Pihl
                                            ------------------------------------
                                              Chairman, Chief Executive Officer
                                              and Chief Financial Officer
                                              (Principal Executive Officer
                                              and Principal Accounting Officer)


                                       2